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                                                                    EXHIBIT 10.1

                           RESTORATION HARDWARE, INC.
                              15 KOCH ROAD, SUITE J
                             CORTE MADERA, CA 94925

                           DATED AS OF AUGUST 2, 2002

To: Those investors listed on the signature pages of this Letter Agreement (the "Agreement")

        Re: Waiver of Dividend Participation Right and Covenant Not to Declare Dividends

Ladies and Gentlemen:

        We understand that each of the investors listed on the signature pages hereto (each an "Executing Investor" and collectively, the "Executing Investors") recognizes that it is the best interests of both Restoration Hardware, Inc., a Delaware corporation (the "Company"), and the holders of Series A Preferred Stock of the Company (the "Series A Preferred Stock") and the holders of common stock of the Company that holders of Series A Preferred Stock waive their dividend participation right with respect to any dividends that may be declared upon the common stock of the Company in consideration of the Company's covenant not to declare dividends payable to holders of the Company's common stock in certain circumstances as hereinafter provided.

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement, the parties agree as follows:

        1. WAIVER OF RIGHT FOR SERIES A PREFERRED STOCK TO RECEIVE COMMON STOCK Dividends. Notwithstanding the express terms of the last sentence of Section 3(C)1(b) of the Certificate of Designation of Series A and Series B Preferred Stock of the Company (the "Certificate of Designation"), each Executing Investor hereby fully, unconditionally, irrevocably and without reserve waives his, her or its right to receive any dividends, whether payable in cash or as a non-cash distribution, as a holder of issued and outstanding Series A Preferred Stock pursuant to the last sentence of Section 3(C)1(b) of the Certificate of Designation, which provides as follows:

        "Upon full payment of the dividends to the Series A Preferred holders pursuant to Section 1(a) above, any further dividends, whether payable in cash or non-cash distribution, shall be payable pro rata to the holders of Series A Preferred and Common Stock on an as-converted basis."

        2. AGREEMENT TO RETURN DIVIDENDS. Notwithstanding the terms of Section 1 above, should the Company declare and pay any dividends to holders of common stock of the Company at any time during which any shares of the Series A Preferred Stock are outstanding, and should, as a result of such payment, any Executing Investor receive payment of any such dividends pursuant to his, her or its right under the last sentence of Section 3(C)1(b) of the Certificate of Designation, such Executing Investor hereby agrees and covenants to return immediately to the Company any such dividends.




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        3. LIMITATION ON DIVIDENDS ON COMMON STOCK. The Company agrees for the benefit of the holders of the Series A Preferred Stock that the Company shall not now or in the future declare any dividends payable to the holders of common stock of the Company so long as any shares of Series A Preferred Stock are outstanding, unless the Company first obtains the approval (by vote or written consent, as provided by law) of the holders of at least seventy percent (70%) of the then outstanding shares of Series A Preferred Stock, such restriction to be effective from and after the date that all holders of issued and outstanding Series A Preferred Stock execute this Agreement.

        4. ADEQUATE REMEDY; SPECIFIC ENFORCEMENT. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any other party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

        5. MISCELLANEOUS.

        (a) This Agreement is to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.

        (b) The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company and the Executing Investors; provided, however, that each of the Executing Investors covenants and agrees that, as a condition to any transfer of shares of Series A Preferred Stock, any transferee of shares of Series A Preferred Stock shall agree in writing to assume all of the rights and obligations of the Executing Investor under this Agreement with respect to such transferred shares of Series A Preferred Stock and such transferee shall agree to be bound by the terms of this Agreement, all in accordance with and pursuant to a duly executed written instrument in form substantially similar to Exhibit A attached hereto or such other form reasonably satisfactory to the Company.

        (c) This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

        (d) Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given as follows: (i) when hand delivered to the other party; (ii) when received when sent by facsimile at the address and number set forth below; (iii) when received after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (iv) when received after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.




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               To the Company:

               Restoration Hardware, Inc.
               15 Koch Road, Suite J
               Corte Madera, CA  94925
               Attn:  Kevin W. Shahan
               Fax Number:  (415) 945-4679

               With a copy to:

               Morrison & Foerster LLP
               425 Market Street
               San Francisco, CA 94105
               Attn:  Gavin B. Grover, Esq.
               Fax Number:  415-268-7522

               To the Executing Investors:

               Palladin Capital IX, LLC
               1 Rockefeller Plaza, 10th Floor
               New York, NY  10020
               Attn:  Mark J. Schwartz
               Fax Number:  (212) 218-6802

               With a copy to:

               Gibson, Dunn & Crutcher LLP
               333 South Grand Avenue
               Los Angeles, CA 90071
               Attn:  Kenneth M. Doran, Esq.
               Fax Number:  (213) 229-6537

               Reservoir Capital Partners, L.P.
               Reservoir Capital Associates, L.P.
               Reservoir Capital Master Fund, L.P.
               c/o Reservoir Capital Group, Inc.
               650 Madison Avenue, 26th Floor
               New York, NY  10022
               Attn:  Celia A. Felsher and Daniel H. Stern
               Fax Number:  (212) 610-9020

               With a copy to:

               Milbank, Tweed, Hadley & McCloy LLP
               1 Chase Manhattan Plaza
               New York, NY 10005
               Attn:  Mark L. Weissler, Esq.
               Fax Number:  (212) 530-5219




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               Glenhill Capital LP
               Glenn J. Krevlin
               c/o GJK Capital Management, LLC
               650 Madison Avenue, 26th Floor
               New York, NY  10022
               Fax Number:  (212) 610-9051

               Gary G. Friedman
               Kendal Agins Friedman
               118 Paradise Drive
               Tiburon, CA  94920
               Fax Number:  (415) 789-5361

               MoFo 2001, LP
               c/o Morrison & Foerster LLP
               425 Market Street
               San Francisco, CA 94105
               Attn:  Pamela J. Reed, Esq.
               Fax Number:  415-268-7522


        Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 5(d), by giving the other parties written notice of the new address in the manner set forth above.

        (e) This Agreement may be amended only with the written consent of the Company and each of the Executing Investors.

        (f) If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

        (g) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        (h) Each of the parties hereto agrees (i) to execute and deliver to each other such other documents and (ii) to do such other acts, all as the other parties hereto may reasonably request for the purpose of carrying out this Agreement.

        (i) The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.




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        If the foregoing is acceptable, please acknowledge your acceptance by countersigning below.


                                       RESTORATION HARDWARE, INC., a Delaware
                                       corporation



                                       By:   /s/ Kevin W. Shahan
                                             -----------------------------------
                                       Name:     Kevin W. Shahan
                                             -----------------------------------
                                       Title:    VP/CFO
                                             -----------------------------------


        AGREED AND ACCEPTED:


        PALLADIN CAPITAL IX, LLC



        By:  Palladin Investments, LLC, Manager

        By:    /s/ Mark Schwartz
           -------------------------------------------
               Name:  Mark Schwartz
               Title:  Managing Member


        RESERVOIR CAPITAL PARTNERS, L.P.

        By:  Reservoir Capital Group, L.L.C., its general partner

                By:       /s/ Daniel H. Stern
                   -------------------------------------------
                   Name:  Daniel H. Stern
                   Title:  Chairman

        RESERVOIR CAPITAL ASSOCIATES, L.P.

        By:  Reservoir Capital Group, L.L.C., its general partner

                By:       /s/ Daniel H. Stern
                   -------------------------------------------
                   Name:  Daniel H. Stern
                   Title:  Chairman




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        RESERVOIR CAPITAL MASTER FUND, L.P.

        By:  Reservoir Capital Group, L.L.C., its general partner

                By:       /s/ Daniel H. Stern
                   -------------------------------------------
                   Name:  Daniel H. Stern
                   Title:  Chairman


        GLENHILL CAPITAL LP

        By:    GJK Capital Management, LLC, its general partner

        By:    Krevlin Advisors, LLC, its managing member

               By:      /s/ Glenn J. Krevlin
                   -------------------------------------------
                   Name:  Glenn J. Krevlin
                   Title:  Managing Member


          /s/ Glenn J. Krevlin
        ------------------------------------
               GLENN J. KREVLIN


          /s/ Gary G. Friedman
        ------------------------------------
               GARY G. FRIEDMAN


          /s/ K. Agins Friedman
        ------------------------------------
               KENDAL AGINS FRIEDMAN


        MOFO 2001, LP

        By:    MoFo Investments, LLC, its general partner

               By:       /s/ Pamela J. Reed
                  -------------------------------------
                       Name:   Pamela J. Reed
                              -------------------------
                       Title: Co Managing Partner for Operations
                              ----------------------------------




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                                    EXHIBIT A

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

        This Assignment and Assumption Agreement ("Agreement") is entered into as of ______, 20__, by and between_________ (the "Assignor") and ________ (the
"Assignee").

        WHEREAS, the Assignor holds _____ shares of Series A Preferred Stock, $0.0001 par value per share (the "Securities"), of Restoration Hardware, Inc. (the "Company"); and

        WHEREAS, the Assignor desires to transfer, and the Assignee desires to acquire, the Securities (the "Transfer"); and

        WHEREAS, in recognition of the terms of that certain Letter Agreement, dated as of August 2, 2002, by and among the Company and the other parties named therein (the "Letter Agreement"), the Assignee is willing, as a condition to the Transfer, to assume all rights and obligations of the Assignor under the Letter Agreement with respect to the Securities.

        NOW, THEREFORE, in accordance with, and furtherance of, the premises above, the Assignor and the Assignee agree as follows:

        1. The Assignor does hereby transfer, assign and deliver to the Assignee, and the Assignee does hereby accept and assume, all rights and obligations of the Assignor under the Letter Agreement with respect to the Securities, effective upon the consummation of the Transfer.

        2. The Assignee expressly acknowledges and agrees that the Assignee shall be bound by the terms of the Letter Agreement, effective upon the consummation of the Transfer.

        3. This Agreement is to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.

        4. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

ASSIGNOR:                                   ASSIGNEE:


--------------------------                  --------------------------
By:                                         By:
    ----------------------                      ----------------------
Title:                                      Title:
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